EXHIBIT 32.2
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      CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
                TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of the Nexen Savings Plan (the "Plan") on Form 11-K for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Edward L. Ramirez, Vice President, Finance & Administration of Nexen Petroleum U.S.A. Inc. (the "Company"), the administrator of the Plan, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (3) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (4) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.


                                        /s/ Edward L. Ramirez, Jr.
June 23, 2003                           ---------------------------------------
                                        Edward L. Ramirez, Jr.
                                        Vice President, Finance & Administration


A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities Exchange Commission or its staff upon request.